Note 14 - Subsequent Events	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

14. Subsequent Events

The following event occurred after  June 30, 2022:

a.

In July, August, September and October 2022, the Company under its Share Repurchase Program repurchased and cancelled 124,339 common shares for an aggregate consideration of approximately $2.7 million.

b.

On August 10, 2022, the Board of Directors declared a cash dividend of $0.50 per Euroseas Ltd. common share.  Such cash dividend was paid on September 15, 2022 to the holders of record of Euroseas Ltd. common shares as of September 9, 2022.

c.

On September 13, 2022, the Company entered into a loan agreement with HSBC Bank plc., for a loan up to lesser of $19.25 million or 55.0% of the vessels market value of M/V “Rena P” and M/V “Emmanuel P”, to finance general purposes of the borrowers and the guarantor, being the Company. On September 16, 2022, the Company drew an amount of $19.25 million. The loan is payable in ten equal consecutive quarterly instalments of $1.0 million each, followed by a $9.25 million balloon payment to be made together with the last installment. The interest rate margin is 1.95% over Secured Overnight Financing Rate (Term SOFR). The loan is secured with (i) first priority mortgage over M/V “Rena P” and M/V “Emmanuel P”, (ii) first assignment of earnings of the aforementioned vessels and (iii) other covenants and guarantees similar to the remaining loans of the Company.